                                                                   EXHIBIT 99.2


AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SUPPLEMENTAL BENEFITS AGREEMENT DATED DECEMBER 28, 1993, BETWEEN CITIZENS FEDERAL BANK, F.S.B. (THE "BANK"), CITFED BANCORP, INC., THE OWNER OF ALL OF THE OUTSTANDING SHARES OF THE BANK (THE "HOLDING COMPANY") AND HAZEL L. EICHELBERGER OF DAYTON, OHIO
("EXECUTIVE").

     For valuable consideration, the Bank Holding Company and Executive desire to amend Article V of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the above captioned parties.

     Now, therefore, the parties agree that said Article V of said Amended and Restated Supplemental Benefits Agreement shall be amended and restated to read as follows:

                    ARTICLE V - MEDICAL AND DENTAL BENEFITS

           Except as provided in this Article V following the date that Executive ceases to be employed by the Bank, the Bank shall continue to provide (at the Bank's expense) medical and dental benefits to Executive and his current spouse for the remainder of the lives of each of them to the same extent as provided by the Bank and/or the Holding Company prior to such termination of employment but only to the extent that reimbursement or payment pursuant to Medicare or any other insurance coverage or by a prior employer is not sufficient.

           The medical benefits payable to Executive and/or to Executive's current spouse are subject to any amendment made to the Bank's and/or the Holding Company's medical benefits plan which are implemented on a uniform and non-discriminatory basis and shall be reduced by any medical benefits made available by another employer following Executive's termination of employment with the Bank and/or Holding Company (even if Executive elects not to be covered by the medical benefits provided by a subsequent employer).

           On the occurrence of a Threatened Change of Control, as defined in Section 16.05, the Bank and/or the Holding Company shall transfer cash, marketable securities or other property to the trust described in Section 4.06 in an amount to cause the trust to have sufficient funds to continue to provide the benefits provided by this Article V and Section 6.03.

     In all other respects, all other terms and conditions of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the Bank, the Holding Company and the Executive remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Holding Company, and Executive have executed this Amendment No. 1 to the aforesaid amended and restated Supplemental Benefits Agreement as of this 20th day of September, 1996.

                                    EXECUTIVE


                                                /s/  Hazel L. Eichelberger
                                    --------------------------------------
                                    Hazel L. Eichelberger


                                    CITIZENS FEDERAL BANK, F.S.B.
                                    [the "Bank"]


                                    By:                 /s/  Allen M. Hill
                                       -----------------------------------
                                           Allen M. Hill
                                           Director and Chairman of the
                                           Compensation Committee


                                    CITFED BANCORP, INC.
                                    [the "Holding Company"]


                                    By:                 /s/  Allen M. Hill
                                       -----------------------------------
                                           Allen M. Hill
                                           Director and Chairman of the
                                           Compensation Committee

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SUPPLEMENTAL BENEFITS AGREEMENT DATED DECEMBER 28, 1993, BETWEEN CITIZENS FEDERAL BANK, F.S.B. (THE "BANK"), CITFED BANCORP, INC., THE OWNER OF ALL OF THE OUTSTANDING SHARES OF THE BANK (THE "HOLDING COMPANY") AND JOHN H. CURP OF DAYTON, OHIO ("EXECUTIVE").

     For valuable consideration, the Bank Holding Company and Executive desire to amend Article V of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the above captioned parties.

     Now, therefore, the parties agree that said Article V of said Amended and Restated Supplemental Benefits Agreement shall be amended and restated to read as follows:

                    ARTICLE V - MEDICAL AND DENTAL BENEFITS

           Except as provided in this Article V following the date that Executive ceases to be employed by the Bank, the Bank shall continue to provide (at the Bank's expense) medical and dental benefits to Executive and his current spouse for the remainder of the lives of each of them to the same extent as provided by the Bank and/or the Holding Company prior to such termination of employment but only to the extent that reimbursement or payment pursuant to Medicare or any other insurance coverage or by a prior employer is not sufficient.

           The medical benefits payable to Executive and/or to Executive's current spouse are subject to any amendment made to the Bank's and/or the Holding Company's medical benefits plan which are implemented on a uniform and non-discriminatory basis and shall be reduced by any medical benefits made available by another employer following Executive's termination of employment with the Bank and/or Holding Company (even if Executive elects not to be covered by the medical benefits provided by a subsequent employer).

           On the occurrence of a Threatened Change of Control, as defined in Section 16.05, the Bank and/or the Holding Company shall transfer cash, marketable securities or other property to the trust described in Section 4.06 in an amount to cause the trust to have sufficient funds to continue to provide the benefits provided by this Article V and Section 6.03.

     In all other respects, all other terms and conditions of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the Bank, the Holding Company and the Executive remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Holding Company, and Executive have executed this Amendment No. 1 to the aforesaid amended and restated Supplemental Benefits Agreement as of this 20th day of September, 1996.

                                           EXECUTIVE


                                                             /s/  John H. Curp
                                           -----------------------------------
                                           John H. Curp


                                           CITIZENS FEDERAL BANK, F.S.B.
                                           [the "Bank"]


                                           By:               /s/  Allen M. Hill
                                              ---------------------------------
                                                Allen M. Hill
                                                Director and Chairman of the
                                                Compensation Committee


                                           CITFED BANCORP, INC.
                                           [the "Holding Company"]


                                           By:               /s/  Allen M. Hill
                                              ---------------------------------
                                                Allen M. Hill
                                                Director and Chairman of the
                                                Compensation Committee

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SUPPLEMENTAL BENEFITS AGREEMENT DATED DECEMBER 28, 1993, BETWEEN CITIZENS FEDERAL BANK, F.S.B. (THE "BANK"), CITFED BANCORP, INC., THE OWNER OF ALL OF THE OUTSTANDING SHARES OF THE BANK (THE "HOLDING COMPANY") AND JERRY L. KIRBY OF DAYTON, OHIO ("EXECUTIVE").

     For valuable consideration, the Bank Holding Company and Executive desire to amend Article V of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the above captioned parties.

     Now, therefore, the parties agree that said Article V of said Amended and Restated Supplemental Benefits Agreement shall be amended and restated to read as follows:

                    ARTICLE V - MEDICAL AND DENTAL BENEFITS

           Except as provided in this Article V following the date that Executive ceases to be employed by the Bank, the Bank shall continue to provide (at the Bank's expense) medical and dental benefits to Executive and his current spouse for the remainder of the lives of each of them to the same extent as provided by the Bank and/or the Holding Company prior to such termination of employment but only to the extent that reimbursement or payment pursuant to Medicare or any other insurance coverage or by a prior employer is not sufficient.

           The medical benefits payable to Executive and/or to Executive's current spouse are subject to any amendment made to the Bank's and/or the Holding Company's medical benefits plan which are implemented on a uniform and non-discriminatory basis and shall be reduced by any medical benefits made available by another employer following Executive's termination of employment with the Bank and/or Holding Company (even if Executive elects not to be covered by the medical benefits provided by a subsequent employer).

           On the occurrence of a Threatened Change of Control, as defined in Section 16.05, the Bank and/or the Holding Company shall transfer cash, marketable securities or other property to the trust described in Section 4.06 in an amount to cause the trust to have sufficient funds to continue to provide the benefits provided by this Article V and Section 6.03.

     In all other respects, all other terms and conditions of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the Bank, the Holding Company and the Executive remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Holding Company, and Executive have executed this Amendment No. 1 to the aforesaid amended and restated Supplemental Benefits Agreement as of this 20th day of September, 1996.

                                          EXECUTIVE


                                                           /s/  Jerry L. Kirby
                                          ------------------------------------
                                          Jerry L. Kirby


                                          CITIZENS FEDERAL BANK, F.S.B.
                                          [the "Bank"]


                                          By:               /s/  Allen M. Hill
                                              --------------------------------
                                                 Allen M. Hill
                                                 Director and Chairman of the
                                                 Compensation Committee


                                          CITFED BANCORP, INC.
                                          [the "Holding Company"]


                                          By:               /s/  Allen M. Hill
                                              --------------------------------
                                                 Allen M. Hill
                                                 Director and Chairman of the
                                                 Compensation Committee

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SUPPLEMENTAL BENEFITS AGREEMENT DATED DECEMBER 28, 1993, BETWEEN CITIZENS FEDERAL BANK, F.S.B. (THE "BANK"), CITFED BANCORP, INC., THE OWNER OF ALL OF THE OUTSTANDING SHARES OF THE BANK (THE "HOLDING COMPANY") AND MARY L. LARKINS OF DAYTON, OHIO ("EXECUTIVE").

     For valuable consideration, the Bank Holding Company and Executive desire to amend Article V of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the above captioned parties.

     Now, therefore, the parties agree that said Article V of said Amended and Restated Supplemental Benefits Agreement shall be amended and restated to read as follows:

                    ARTICLE V - MEDICAL AND DENTAL BENEFITS

           Except as provided in this Article V following the date that Executive ceases to be employed by the Bank, the Bank shall continue to provide (at the Bank's expense) medical and dental benefits to Executive and his current spouse for the remainder of the lives of each of them to the same extent as provided by the Bank and/or the Holding Company prior to such termination of employment but only to the extent that reimbursement or payment pursuant to Medicare or any other insurance coverage or by a prior employer is not sufficient.

           The medical benefits payable to Executive and/or to Executive's current spouse are subject to any amendment made to the Bank's and/or the Holding Company's medical benefits plan which are implemented on a uniform and non-discriminatory basis and shall be reduced by any medical benefits made available by another employer following Executive's termination of employment with the Bank and/or Holding Company (even if Executive elects not to be covered by the medical benefits provided by a subsequent employer).

           On the occurrence of a Threatened Change of Control, as defined in Section 16.05, the Bank and/or the Holding Company shall transfer cash, marketable securities or other property to the trust described in Section 4.06 in an amount to cause the trust to have sufficient funds to continue to provide the benefits provided by this Article V and Section 6.03.

     In all other respects, all other terms and conditions of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the Bank, the Holding Company and the Executive remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Holding Company, and Executive have executed this Amendment No. 1 to the aforesaid amended and restated Supplemental Benefits Agreement as of this 20th day of September, 1996.

                                      EXECUTIVE


                                                      /s/  Mary L. Larkins
                                      ------------------------------------
                                      Mary L. Larkins


                                      CITIZENS FEDERAL BANK, F.S.B.
                                      [the "Bank"]


                                      By:               /s/  Allen M. Hill
                                         ---------------------------------
                                            Allen M. Hill
                                            Director and Chairman of the
                                            Compensation Committee


                                      CITFED BANCORP, INC.
                                      [the "Holding Company"]


                                      By:               /s/  Allen M. Hill
                                         ---------------------------------
                                            Allen M. Hill
                                            Director and Chairman of the
                                            Compensation Committee

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SUPPLEMENTAL BENEFITS AGREEMENT DATED DECEMBER 28, 1993, BETWEEN CITIZENS FEDERAL BANK, F.S.B. (THE "BANK"), CITFED BANCORP, INC., THE OWNER OF ALL OF THE OUTSTANDING SHARES OF THE BANK (THE "HOLDING COMPANY") AND WILLIAM M. VICHICH OF DAYTON, OHIO ("EXECUTIVE").

     For valuable consideration, the Bank Holding Company and Executive desire to amend Article V of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the above captioned parties.

     Now, therefore, the parties agree that said Article V of said Amended and Restated Supplemental Benefits Agreement shall be amended and restated to read as follows:

                    ARTICLE V - MEDICAL AND DENTAL BENEFITS

           Except as provided in this Article V following the date that Executive ceases to be employed by the Bank, the Bank shall continue to provide (at the Bank's expense) medical and dental benefits to Executive and his current spouse for the remainder of the lives of each of them to the same extent as provided by the Bank and/or the Holding Company prior to such termination of employment but only to the extent that reimbursement or payment pursuant to Medicare or any other insurance coverage or by a prior employer is not sufficient.

           The medical benefits payable to Executive and/or to Executive's current spouse are subject to any amendment made to the Bank's and/or the Holding Company's medical benefits plan which are implemented on a uniform and non-discriminatory basis and shall be reduced by any medical benefits made available by another employer following Executive's termination of employment with the Bank and/or Holding Company (even if Executive elects not to be covered by the medical benefits provided by a subsequent employer).

           On the occurrence of a Threatened Change of Control, as defined in Section 16.05, the Bank and/or the Holding Company shall transfer cash, marketable securities or other property to the trust described in Section 4.06 in an amount to cause the trust to have sufficient funds to continue to provide the benefits provided by this Article V and Section 6.03.

     In all other respects, all other terms and conditions of the Amended and Restated Supplemental Benefits Agreement dated December 28, 1993, by and between the Bank, the Holding Company and the Executive remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Holding Company, and Executive have executed this Amendment No. 1 to the aforesaid amended and restated Supplemental Benefits Agreement as of this 20th day of September, 1996.

                                       EXECUTIVE


                                                    /s/  William M. Vichich
                                       ------------------------------------
                                       William M. Vichich


                                       CITIZENS FEDERAL BANK, F.S.B.
                                       [the "Bank"]


                                       By:               /s/  Allen M. Hill
                                          ---------------------------------
                                            Allen M. Hill
                                            Director and Chairman of the
                                            Compensation Committee


                                       CITFED BANCORP, INC.
                                       [the "Holding Company"]


                                       By:               /s/  Allen M. Hill
                                          ---------------------------------
                                            Allen M. Hill
                                            Director and Chairman of the
                                            Compensation Committee